UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Equity Dr., Ste. 150,

Houston, Texas, United States of America 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of Seadrill Limited (the “Company”) held on May 14, 2025 (the “Meeting”), the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the Meeting, which was filed with the Securities and Exchange Commission on March 25, 2025.

Proposal 1: Number of Directors

The determination that the number of directors comprising the Board of Directors of the Company (the “Board”) be set at up to nine (9) directors until the Company’s next annual general meeting of shareholders, or until such number is changed in accordance with the Bye-laws of the Company (the “Bye-laws”) was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
49,475,833	118,632	324,398	1,737,756

Proposal 2: Re-Election of Directors

The following director nominees were re-elected as directors of the Company to serve until the Company’s next annual general meeting of shareholders or until their respective offices are otherwise vacated in accordance with the Bye-laws, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Julie J. Robertson	37,638,860	931,210	3,312,319	9,774,230
Jean Cahuzac	38,490,402	77,909	3,314,078	9,774,230
Jan Kjærvik	38,493,653	75,972	3,312,764	9,774,230
Mark McCollum	38,389,580	180,474	3,312,335	9,774,230
Harry Quarls	38,494,194	75,606	3,312,589	9,774,230
Andrew Schultz	29,466,913	9,102,890	3,312,586	9,774,230
Paul Smith	37,433,945	1,135,855	3,312,589	9,774,230
Jonathan Swinney	38,505,267	64,555	3,312,567	9,774,230
Ana Zambelli	38,327,178	241,135	3,314,076	9,774,230

Proposal 3: Appointment of the Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP, United States (“PwC US”), to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and until the close of the Company’s next annual general meeting of shareholders thereafter and the authorization of the Board (acting through the Audit and Risk Committee of the Board) to determine the remuneration of PwC US was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
48,811,592	1,090,601	16,670	1,737,756

Proposal 4: Approval of the Remuneration of Directors

The remuneration of the directors for the period from the date immediately following the Meeting until the later to occur of December 31, 2025 and the date of the 2026 Annual General Meeting of Shareholders was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
39,525,839	350,393	2,006,157	9,774,230

Proposal 5: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The advisory vote to approve the compensation of the Company’s named executive officers for 2024 was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
37,474,953	2,406,251	2,001,185	9,774,230

Proposal 6: Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Executive Compensation

The results of the advisory vote to approve the frequency of future advisory votes to approve executive compensation were:

1 Year	2 Years	3 Years	Abstentions
38,536,720	3,246	3,332,507	9,916

In light of the results of this advisory vote, the Company has determined that it will hold an advisory vote to approve executive compensation every year, until the next required advisory vote to approve the frequency of future advisory votes to approve executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED

Date: May 19, 2025

By:	/s/ Grant Creed
Name:	Grant Creed
Title:	Chief Financial Officer